UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2005

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                     0-26321                     98-0204105
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
            (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (303) 483-0044


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

          Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
          99.1 to this Form 8-K.


Item 9.01.        Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1     Press Release dated November 18, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GASCO ENERGY, INC.


November 18, 2005                                   By:  /s/ W. King Grant
                                                         -----------------
                                                         W. King Grant
                                                         Chief Financial Officer